UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:   BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund

BlackRock Advantage Large Cap Value Fund

                            Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

Master Advantage Large Cap Value Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund
•	BlackRock Advantage Large Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipalbonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2019	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund, through its investment in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Relative performance was challenged toward the end of 2018 and in the third quarter of 2019, causing the Fund to underperform its benchmark over the 12-month period. The underperformance occurred in an equity market characterized by increasing volatility and a series of sharp inflection points. Investor behavior was largely driven by broad macroeconomic and geopolitical events such as shifts in trade rhetoric, central bank policies and economic indicators rather than stock-specific characteristics. Given this market backdrop, stock-specific sentiment insights detracted from relative return. In particular, an insight identifying informed investor sentiment based on short positions of hedge funds was the top individual detractor, given the significant hedge fund de-risking that occurred towards the end of 2018 as well as the sharp momentum drawdown experienced in September of this year. Another significant detractor within the Fund’s trend- and sentiment-based insights was a signal that captures sentiment through a machine-learned analysis of sell-side research reports. Elsewhere, insights evaluating company fundamentals struggled over much of the period, as investors focused on identifying speculative growth opportunities rather than companies with strong and improving fundamentals. Given this market environment, signals seeking to identify areas of relative value struggled significantly. Also among the portfolio’s fundamental signals, more traditional measures of company quality were challenged over the course of the year. The portfolio’s macro thematic insights also detracted from Fund performance, as certain industry timing signals left the portfolio on the wrong side of a number of market moves, most notably the sharp decline in interest rates experienced in the third quarter of 2019.

Though the Fund underperformed overall, there were certain bright spots among the Master Portfolio’s stock selection insights that provided some ballast to portfolio performance. While the portfolio’s trend-based insights were challenged throughout the period, a machine-learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was the top individual contributor. Similarly, although the portfolio’s fundamental insights detracted in aggregate, several alternative quality insights supported performance throughout the period, as investors sought out higher-quality companies with sustainable business models amid increasing market uncertainty. Among this group of insights, evaluating companies on long-term sustainability measures provided stability to the portfolio. Elsewhere, a signal gauging the sentiment of informed bond investors was also additive, as its defensive properties were rewarded toward the end of 2018 as well as during the temporary drawdowns experienced in the second and third quarters of 2019. Though the signal is included in the portfolio’s sentiment insights, it also provides an alternative lens into company quality, which helped support Fund returns.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The investment adviser also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Master Portfolio was positioned essentially neutrally from a sector perspective. The Master Portfolio had slight overweight positions in the industrials and utilities sectors and slight underweight positions in the materials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage Large Cap Core Fund

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An unmanaged index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.39%	1.41%	N/A	9.85%	N/A	11.84%	N/A
Service	4.28	1.17	N/A	9.49	N/A	11.48	N/A
Investor A	4.25	1.18	(4.13)%	9.58	8.40%	11.56	10.96%
Investor C	3.86	0.37	(0.54)	8.71	8.71	10.63	10.63
Class K	4.39	1.45	N/A	9.88	N/A	11.85	N/A
Class R	4.16	0.88	N/A	9.27	N/A	11.20	N/A
Russell 1000® Index	5.73	3.87	N/A	10.62	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past	performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.90	$2.46	$1,000.00	$1,022.66	$2.44	0.48%
Service	1,000.00	1,042.80	3.74	1,000.00	1,021.41	3.70	0.73
Investor A	1,000.00	1,042.50	3.74	1,000.00	1,021.41	3.70	0.73
Investor C	1,000.00	1,038.60	7.56	1,000.00	1,017.65	7.49	1.48
Class K	1,000.00	1,043.90	2.20	1,000.00	1,022.91	2.18	0.43
Class R	1,000.00	1,041.60	5.02	1,000.00	1,020.16	4.96	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Relative performance was challenged toward the end of 2018 and in the third quarter of 2019, causing the Fund to underperform its benchmark over the 12-month period. The underperformance occurred in an equity market characterized by increasing volatility and a series of sharp inflection points. Investor behavior was largely driven by broad macroeconomic and geopolitical events such as shifts in trade rhetoric, central bank policies and economic indicators rather than stock-specific characteristics. Given this market backdrop, stock-specific sentiment insights detracted from relative return. In particular, an insight identifying informed investor sentiment based on short positions of hedge funds was the top individual detractor, given the significant hedge fund de-risking that occurred towards the end of 2018 as well as the sharp momentum drawdown experienced in September of this year. Another significant detractor within the Fund’s trend- and sentiment-based insights was a signal that captures sentiment through a machine-learned analysis of sell-side research reports. Elsewhere, insights evaluating company fundamentals struggled over much of the period, as investors focused on identifying speculative growth opportunities rather than companies with strong and improving fundamentals. Given this market environment, signals seeking to identify areas of relative value struggled significantly. Also among the portfolio’s fundamental signals, more traditional measures of company quality were challenged over the course of the year. The portfolio’s macro thematic insights also detracted from Fund performance, as certain industry timing signals left the portfolio on the wrong side of a number of market moves, most notably the sharp decline in interest rates experienced in the third quarter of 2019.

Though the Fund underperformed overall, there were certain bright spots among the Master Portfolio’s stock selection insights that provided some ballast to portfolio performance. While the portfolio’s trend-based insights were challenged throughout the period, a machine-learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was the top individual contributor. Similarly, although the portfolio’s fundamental insights detracted in aggregate, several alternative quality insights supported performance throughout the period, as investors sought out higher-quality companies with sustainable business models amid increasing market uncertainty. Among this group of insights, evaluating companies on long-term sustainability measures provided stability to the portfolio. Elsewhere, a signal gauging the sentiment of informed bond investors was also additive, as its defensive properties were rewarded toward the end of 2018 as well as during the temporary drawdowns experienced in the second and third quarters of 2019. Though the signal is included in the portfolio’s sentiment insights, it also provides an alternative lens into company quality, which helped support Fund returns.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The investment adviser also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Master Portfolio was positioned essentially neutrally from a sector perspective. The Master Portfolio had slight overweight positions in the information technology and industrials sectors and slight underweight positions in the consumer staples and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage Large Cap Value Fund

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.15%	1.80%	N/A	8.32%	N/A	10.27%	N/A
Service	4.03	1.56	N/A	8.02	N/A	9.99	N/A
Investor A	4.02	1.56	(3.77)%	8.03	6.87%	9.98	9.39%
Investor C	3.64	0.79	(0.11)	7.21	7.21	9.10	9.10
Class K	4.19	1.85	N/A	8.34	N/A	10.28	N/A
Class R	3.91	1.29	N/A	7.74	N/A	9.66	N/A
Russell 1000® Value Index	5.25	4.00	N/A	7.79	N/A	11.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A	— Not applicable as share class and index do not have a sales charge.

Past	performance is not indicative of future results.

Performance	results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.50	$2.80	$1,000.00	$1,022.60	$2.77	0.54%
Service	1,000.00	1,040.30	4.09	1,000.00	1,021.34	4.05	0.79
Investor A	1,000.00	1,040.20	4.09	1,000.00	1,021.33	4.05	0.79
Investor C	1,000.00	1,036.40	7.96	1,000.00	1,017.53	7.88	1.54
Class K	1,000.00	1,041.90	2.54	1,000.00	1,022.86	2.51	0.49
Class R	1,000.00	1,039.10	5.37	1,000.00	1,020.08	5.32	1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value ( “NAV” ) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (the “Master Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — from the applicable Master Portfolio	$2,654,856,128	$630,427,462
Receivables:
Capital shares sold	953,435	139,899
From the Administrator	67,645	—
Withdrawals from the Master Portfolio	11,828,840	394,510
Prepaid expenses	31,047	29,684

Total assets	2,667,737,095	630,991,555

LIABILITIES
Payables:
Capital shares redeemed	12,782,275	534,409
Officer’s fees	489	117
Other accrued expenses	180,384	75,767
Other affiliates	457,959	13,899
Service and distribution fees	341,754	133,070
To the Administrator	—	35,636
Transfer agent fees	106,390	155,505

Total liabilities	13,869,251	948,403

NET ASSETS	$2,653,867,844	$630,043,152

NET ASSETS CONSIST OF
Paid-in capital	$2,277,969,949	$569,438,838
Accumulated earnings	375,897,895	60,604,314

NET ASSETS	$2,653,867,844	$630,043,152

F I N A N C I A L S T A T E M E N T S	9

Statements of Assets and Liabilities  (concluded)

September 30, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional:
Net assets	$1,325,231,548	$192,744,256

Shares outstanding	78,540,483	6,864,819

Net asset value	$16.87	$28.08

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Service:
Net assets	$267,395	$13,055,199

Shares outstanding	15,917	468,806

Net asset value	$16.80	$27.85

Shares authorized	50 million	50 million

Par Value	$0.10	$0.10

Investor A:
Net assets	$1,202,715,222	$336,564,719

Shares outstanding	74,255,235	12,262,396

Net asset value	$16.20	$27.45

Shares authorized	300 million	400 million

Par Value	$0.10	$0.10

Investor C:
Net assets	$95,571,388	$63,659,077

Shares outstanding	6,964,032	2,514,623

Net asset value	$13.72	$25.32

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Class K:
Net assets	$3,079,445	$5,698,538

Shares outstanding	182,427	202,903

Net asset value	$16.88	$28.09

Shares authorized	2 billion	2 billion

Par Value	$0.10	$0.10

Class R:
Net assets	$27,002,846	$18,321,363

Shares outstanding	1,796,748	696,960

Net asset value	$15.03	$26.29

Shares authorized	200 million	200 million

Par Value	$0.10	$0.10

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Dividends — unaffiliated	$51,066,330	$16,180,737
Dividends — affiliated	557,979	138,886
Interest — unaffiliated	27,488	5,873
Securities lending income — affiliated — net	155,074	18,009
Foreign taxes withheld	(29,292)	(2,441)
Expenses	(11,367,483)	(3,246,933)
Fees waived	364,664	204,651

Total investment income	40,774,760	13,298,782

FUND EXPENSES
Administration	6,400,557	1,552,042
Service and distribution — class specific	4,121,263	1,710,108
Transfer agent — class specific	3,640,556	729,335
Reorganization	166,709	—
Registration	107,549	94,854
Board realignment and consolidation	39,778	12,646
Professional	55,827	63,741
Printing	15,129	9,995
Offering expense	15,084	15,084
Accounting services	6,797	6,797
Officer	1,193	224
Miscellaneous	22,947	17,767

Total expenses	14,593,389	4,212,593
Less:
Fees waived and/or reimbursed by the Administrator	(6,831,570)	(1,773,150)
Transfer agent fees waived and/or reimbursed — class specific	(2,420,407)	(415,925)

Total expenses after fees waived and/or reimbursed	5,341,412	2,023,518

Net investment income	35,433,348	11,275,264

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE MASTER PORTFOLIO
Net realized gain from capital distributions received from affiliated investment companies, futures contracts and investments	60,331,772	11,541,376
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(29,825,800)	(12,032,524)

Total realized and unrealized gain (loss)	30,505,972	(491,148)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,939,320	$10,784,116

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund		BlackRock Advantage Large Cap Value Fund
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,433,348	$26,318,548	$11,275,264	$10,179,715
Net realized gain	60,331,772	196,241,064	11,541,376	55,565,962
Net change in unrealized appreciation (depreciation)	(29,825,800)	100,008,036	(12,032,524)	2,449,896

Net increase in net assets resulting from operations	65,939,320	322,567,648	10,784,116	68,195,573

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(95,737,142)	(159,422,118)	(16,952,117)	(3,267,581)
Service	(22,844)	(87,480)	(1,352,638)	(222,244)
Investor A	(76,862,637)	(262,311,869)	(35,506,493)	(5,920,308)
Investor B	—	(30,414)	—	(4,759)
Investor C	(10,047,043)	(57,510,521)	(7,376,749)	(858,989)
Class K	(2,746,052)	—	(557,361)	—
Class R	(3,339,435)	(10,835,293)	(2,853,812)	(487,938)

Decrease in net assets resulting from distributions to shareholders	(188,755,153)	(490,197,695)	(64,599,170)	(10,761,819)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	445,941,754	850,458,527	33,391,597	(71,782,542)

NET ASSETS(b)
Total increase (decrease) in net assets	323,125,921	682,828,480	(20,423,457)	(14,348,788)
Beginning of year	2,330,741,923	1,647,913,443	650,466,609	664,815,397

End of year	$2,653,867,844	$2,330,741,923	$630,043,152	$650,466,609

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund

	Institutional

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$18.18		$21.42		$18.51		$17.36		$17.68

Net investment income(a)	0.25		0.25		0.21		0.16		0.13
Net realized and unrealized gain (loss)	(0.13)		2.71		4.01		1.55		(0.35)

Net increase (decrease) from investment operations	0.12		2.96		4.22		1.71		(0.22)

Distributions(b)
From net investment income	(0.20)		(0.23)		(0.19)		(0.12)		(0.10)
From net realized gain	(1.23)		(5.97)		(1.12)		(0.44)		—

Total distributions	(1.43)		(6.20)		(1.31)		(0.56)		(0.10)

Net asset value, end of year	$16.87		$18.18		$21.42		$18.51		$17.36

Total Return(c)
Based on net asset value	1.41%		17.36%		23.78	%(d)	9.97	%(d)	(1.25)%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.79	%(g)	0.86	%(g)	0.88	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.48	%(g)	0.75	%(g)	0.87	%(g)	0.87	%(g)

Net investment income	1.54	%(f)	1.44	%(g)	1.07	%(g)	0.88	%(g)	0.72	%(g)

Supplemental Data
Net assets, end of year (000)	$1,325,232		$1,197,729		$514,830		$450,066		$458,589

Portfolio turnover rate of the Master Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Service

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$18.11		$21.35		$18.34		$17.22		$17.55

Net investment income(a)	0.21		0.21		0.14		0.09		0.07
Net realized and unrealized gain (loss)	(0.13)		2.71		3.97		1.53		(0.35)

Net increase (decrease) from investment operations	0.08		2.92		4.11		1.62		(0.28)

Distributions(b)
From net investment income	(0.16)		(0.19)		—		(0.06)		(0.05)
From net realized gain	(1.23)		(5.97)		(1.10)		(0.44)		—

Total distributions	(1.39)		(6.16)		(1.10)		(0.50)		(0.05)

Net asset value, end of year	$16.80		$18.11		$21.35		$18.34		$17.22

Total Return(c)
Based on net asset value	1.17%		17.11%		23.26	%(d)	9.50	%(d)	(1.61)%

Ratios to Average Net Assets(e)
Total expenses	1.10	%(f)	1.10	%(g)	1.23	%(g)	1.23	%(g)	1.21	%(g)

Total expenses after fees waived and/or reimbursed	0.72	%(f)	0.73	%(g)	1.10	%(g)	1.23	%(g)	1.21	%(g)

Net investment income	1.33	%(f)	1.18	%(g)	0.72	%(g)	0.51	%(g)	0.39	%(g)

Supplemental Data
Net assets, end of year (000)	$267		$177		$289		$246		$1,085

Portfolio turnover rate of the Master Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor A

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$17.52		$20.84		$18.04		$16.93		$17.24

Net investment income(a)	0.20		0.20		0.16		0.11		0.08
Net realized and unrealized gain (loss)	(0.12)		2.63		3.89		1.51		(0.33)

Net increase (decrease) from investment operations	0.08		2.83		4.05		1.62		(0.25)

Distributions(b)
From net investment income	(0.17)		(0.18)		(0.13)		(0.07)		(0.06)
From net realized gain	(1.23)		(5.97)		(1.12)		(0.44)		—

Total distributions	(1.40)		(6.15)		(1.25)		(0.51)		(0.06)

Net asset value, end of year	$16.20		$17.52		$20.84		$18.04		$16.93

Total Return(c)
Based on net asset value	1.18%		17.10%		23.38	%(d)	9.67	%(d)	(1.47)%

Ratios to Average Net Assets(e)
Total expenses	1.10	%(f)	1.14	%(g)	1.22	%(g)	1.24	%(g)	1.23	%(g)

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.73	%(g)	1.00	%(g)	1.14	%(g)	1.14	%(g)

Net investment income	1.30	%(f)	1.19	%(g)	0.81	%(g)	0.62	%(g)	0.45	%(g)

Supplemental Data
Net assets, end of year (000)	$1,202,715		$929,540		$905,826		$747,639		$750,260

Portfolio turnover rate of the Master Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor C

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$15.03		$18.61		$16.22		$15.33		$15.69

Net investment income (loss)(a)	0.07		0.06		(0.01)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	(0.12)		2.29		3.50		1.37		(0.30)

Net increase (decrease) from investment operations	(0.05)		2.35		3.49		1.33		(0.36)

Distributions(b)
From net investment income	(0.03)		—		—		—		(0.00	)(c)
From net realized gain	(1.23)		(5.93)		(1.10)		(0.44)		—

Total distributions	(1.26)		(5.93)		(1.10)		(0.44)		—

Net asset value, end of year	$13.72		$15.03		$18.61		$16.22		$15.33

Total Return(d)
Based on net asset value	0.37%		16.24%		22.42	%(e)	8.78	%(e)	(2.29)%

Ratios to Average Net Assets(f)
Total expenses	1.89	%(g)	1.92	%(h)	1.97	%(h)	1.99	%(h)	1.96	%(h)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48	%(h)	1.87	%(h)	1.98	%(h)	1.96	%(h)

Net investment income (loss)	0.52	%(g)	0.44	%(h)	(0.04	)%(h)	(0.23	)%(h)	(0.37	)%(h)

Supplemental Data
Net assets, end of year (000)	$95,571		$159,351		$190,416		$327,447		$356,391

Portfolio turnover rate of the Master Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Year Ended 09/30/19		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$18.19		$17.48

Net investment income(b)	0.31		0.18
Net realized and unrealized gain (loss)	(0.18)		0.53

Net increase from investment operations	0.13		0.71

Distributions(c)
From net investment income	(0.21)		—
From net realized gain	(1.23)		—

Total distributions	(1.44)		—

Net asset value, end of period	$16.88		$18.19

Total Return(d)
Based on net asset value	1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72	%(g)	0.72	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43	%(h)(i)

Net investment income	1.87	%(g)	1.55	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$3,079		$2,458

Portfolio turnover rate of the Master Portfolio	151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%. (i) Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class R

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$16.38		$19.85		$17.22		$16.18		$16.47

Net investment income(a)	0.15		0.15		0.10		0.05		0.03
Net realized and unrealized gain (loss)	(0.13)		2.47		3.72		1.45		(0.32)

Net increase (decrease) from investment operations	0.02		2.62		3.82		1.50		(0.29)

Distributions(b)
From net investment income	(0.14)		(0.12)		(0.07)		(0.02)		—
From net realized gain	(1.23)		(5.97)		(1.12)		(0.44)		—

Total distributions	(1.37)		(6.09)		(1.19)		(0.46)		—

Net asset value, end of year	$15.03		$16.38		$19.85		$17.22		$16.18

Total Return(c)
Based on net asset value	0.88%		16.83%		23.06	%(d)	9.36	%(d)	(1.76)%

Ratios to Average Net Assets(e)
Total expenses	1.32	%(f)	1.38	%(g)	1.43	%(g)	1.45	%(g)	1.44	%(g)

Total expenses after fees waived and/or reimbursed	0.98	%(f)	0.98	%(g)	1.30	%(g)	1.44	%(g)	1.43	%(g)

Net investment income	1.04	%(f)	0.94	%(g)	0.52	%(g)	0.31	%(g)	0.15	%(g)

Supplemental Data
Net assets, end of year (000)	$27,003		$41,488		$36,445		$35,921		$36,412

Portfolio turnover rate of the Master Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund

	Institutional

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$30.89		$28.32		$23.57		$21.58		$22.25

Net investment income(a)	0.57		0.55		0.36		0.26		0.23
Net realized and unrealized gain (loss)	(0.26)		2.57		4.74		1.96		(0.65)

Net increase (decrease) from investment operations	0.31		3.12		5.10		2.22		(0.42)

Distributions(b)
From net investment income	(0.59)		(0.43)		(0.35)		(0.23)		(0.25)
From net realized gain	(2.53)		(0.12)		—		—		—

Total distributions	(3.12)		(0.55)		(0.35)		(0.23)		(0.25)

Net asset value, end of year	$28.08		$30.89		$28.32		$23.57		$21.58

Total Return(c)
Based on net asset value(d)	1.80%		11.16%		21.79%		10.35%		(1.94)%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.92	%(g)	0.94	%(g)	0.92	%(g)	0.91	%(g)

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54	%(g)	0.77	%(g)	0.87	%(g)	0.86	%(g)

Net investment income	2.09	%(f)	1.87	%(g)	1.37	%(g)	1.18	%(g)	1.01	%(g)

Supplemental Data
Net assets, end of year (000)	$192,744		$169,089		$166,970		$143,113		$162,376

Portfolio turnover rate of the Master Portfolio	161%		143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	21.66%	10.25%	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Service

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$30.65		$28.11		$23.38		$21.40		$22.07

Net investment income(a)	0.50		0.47		0.28		0.19		0.16
Net realized and unrealized gain (loss)	(0.26)		2.54		4.72		1.95		(0.65)

Net increase (decrease) from investment operations	0.24		3.01		5.00		2.14		(0.49)

Distributions(b)
From net investment income	(0.51)		(0.35)		(0.27)		(0.16)		(0.18)
From net realized gain	(2.53)		(0.12)		—		—		—

Total distributions	(3.04)		(0.47)		(0.27)		(0.16)		(0.18)

Net asset value, end of year	$27.85		$30.65		$28.11		$23.38		$21.40

Total Return(c)
Based on net asset value(d)	1.56%		10.84%		21.48%		10.03%		(2.27)%

Ratios to Average Net Assets(e)
Total expenses	1.15	%(f)	1.21	%(g)	1.24	%(g)	1.23	%(g)	1.20	%(g)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79	%(g)	1.06	%(g)	1.18	%(g)	1.15	%(g)

Net investment income	1.84	%(f)	1.62	%(g)	1.08	%(g)	0.87	%(g)	0.72	%(g)

Supplemental Data
Net assets, end of year (000)	$13,055		$13,704		$13,313		$13,313		$11,931

Portfolio turnover rate of the Master Portfolio	161%		143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	21.35%	9.93%	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor A

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$30.26		$27.76		$23.09		$21.14		$21.79

Net investment income(a)	0.49		0.47		0.28		0.19		0.16
Net realized and unrealized gain (loss)	(0.25)		2.51		4.65		1.92		(0.64)

Net increase (decrease) from investment operations	0.24		2.98		4.93		2.11		(0.48)

Distributions(b)
From net investment income	(0.52)		(0.36)		(0.26)		(0.16)		(0.17)
From net realized gain	(2.53)		(0.12)		—		—		—

Total distributions	(3.05)		(0.48)		(0.26)		(0.16)		(0.17)

Net asset value, end of year	$27.45		$30.26		$27.76		$23.09		$21.14

Total Return(c)
Based on net asset value(d)	1.56%		10.86%		21.49%		10.01%		(2.23)%

Ratios to Average Net Assets(e)
Total expenses	1.14	%(f)	1.20	%(g)	1.22	%(g)	1.22	%(g)	1.22	%(g)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79	%(g)	1.04	%(g)	1.17	%(g)	1.17	%(g)

Net investment income	1.84	%(f)	1.61	%(g)	1.10	%(g)	0.88	%(g)	0.69	%(g)

Supplemental Data
Net assets, end of year (000)	$336,565		$337,798		$346,128		$286,786		$297,653

Portfolio turnover rate of the Master Portfolio	161%		143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	21.36%	9.91%	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor C

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$28.06		$25.71		$21.36		$19.57		$20.19

Net investment income (loss)(a)	0.27		0.23		0.07		0.02		(0.01)
Net realized and unrealized gain (loss)	(0.24)		2.33		4.32		1.78		(0.60)

Net increase (decrease) from investment operations	0.03		2.56		4.39		1.80		(0.61)

Distributions(b)
From net investment income	(0.24)		(0.09)		(0.04)		(0.01)		(0.01)
From net realized gain	(2.53)		(0.12)		—		—		—

Total distributions	(2.77)		(0.21)		(0.04)		(0.01)		(0.01)

Net asset value, end of year	$25.32		$28.06		$25.71		$21.36		$19.57

Total Return(c)
Based on net asset value(d)	0.79%		10.03%		20.59%		9.18%		(3.00)%

Ratios to Average Net Assets(e)
Total expenses	1.94	%(f)	1.97	%(g)	1.98	%(g)	1.98	%(g)	1.98	%(g)

Total expenses after fees waived and/or reimbursed	1.54	%(f)	1.54	%(g)	1.84	%(g)	1.93	%(g)	1.93	%(g)

Net investment income (loss)	1.08	%(f)	0.87	%(g)	0.29	%(g)	0.12	%(g)	(0.07	)%(g)

Supplemental Data
Net assets, end of year (000)	$63,659		$94,919		$104,248		$156,999		$171,844

Portfolio turnover rate of the Master Portfolio	161%		143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	20.44%	9.08%	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Year Ended 09/30/19		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$30.90		$30.90

Net investment income(b)	0.58		0.39
Net realized and unrealized loss	(0.26)		(0.39)

Net increase from investment operations	0.32		—

Distributions(c)
From net investment income	(0.60)		—
From net realized gain	(2.53)		—

Total distributions	(3.13)		—

Net asset value, end of period	$28.09		$30.90

Total Return(d)
Based on net asset value	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.79	%(g)	0.83	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.49	%(h)(i)

Net investment income	2.14	%(g)	1.88	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$5,699		$5,459

Portfolio turnover rate of the Master Portfolio	161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class R

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$29.10		$26.70		$22.21		$20.33		$20.96

Net investment income(a)	0.41		0.38		0.20		0.13		0.09
Net realized and unrealized gain (loss)	(0.26)		2.42		4.48		1.84		(0.61)

Net increase (decrease) from investment operations	0.15		2.80		4.68		1.97		(0.52)

Distributions(b)
From net investment income	(0.43)		(0.28)		(0.19)		(0.09)		(0.11)
From net realized gain	(2.53)		(0.12)		—		—		—

Total distributions	(2.96)		(0.40)		(0.19)		(0.09)		(0.11)

Net asset value, end of year	$26.29		$29.10		$26.70		$22.21		$20.33

Total Return(c)
Based on net asset value(d)	1.29%		10.60%		21.15%		9.74%		(2.52)%

Ratios to Average Net Assets(e)
Total expenses	1.44	%(f)	1.47	%(g)	1.50	%(g)	1.49	%(g)	1.48	%(g)

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.04	%(g)	1.33	%(g)	1.44	%(g)	1.43	%(g)

Net investment income	1.59	%(f)	1.37	%(g)	0.80	%(g)	0.61	%(g)	0.43	%(g)

Supplemental Data
Net assets, end of year (000)	$18,321		$29,497		$33,484		$34,213		$34,551

Portfolio turnover rate of the Master Portfolio	161%		143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	21.01%	9.64%	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”.

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding series of Master Large Cap Series LLC (“Master LLC”): Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Master LLC is an affiliate of the Corporation. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects each Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. At September 30, 2019, the percentage of each Master Portfolio owned by the corresponding Fund was 76.5% for Advantage Large Cap Core and 99.9% for Advantage Large Cap Value. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The Funds offer multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Directors of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage Large Cap Core. As a result, Advantage Large Cap Core acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage Large Cap Core.

Each shareholder of the Target Fund received shares of Advantage Large Cap Core in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by Advantage Large Cap Core to Master Advantage Large Cap Core Portfolio in exchange for an investment in Master Advantage Large Cap Core Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Large Cap Core in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Large Cap Core’s Share Class	Shares of Advantage Large Cap Core
Class A	15,797,869	0.54503407	Investor A	8,610,377
Class B	213,291	0.53820025	Investor A	114,793
Institutional	8,542,308	0.53365366	Institutional	4,558,634
Class R-1	264,616	0.54585305	Investor A	144,441
Class R-2	1,640,010	0.54316115	Investor A	890,790
Class R-3	281,989	0.52885522	Institutional	149,131
Legacy Class B	315,209	0.58216360	Investor A	183,503
Premier	18,245,882	0.58227100	Investor A	10,624,048

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$379,287,090
Paid-in capital	355,689,127
Accumulated earnings	23,597,963

For financial reporting purposes, assets received and shares issued by Advantage Large Cap Core were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Large Cap Core’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Advantage Large Cap Core before the reorganization were $2,181,915,252. The aggregate net assets of Advantage Large Cap Core immediately after the reorganization amounted to $2,561,202,342. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage Large Cap Core. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage Large Cap Core, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $36,159,593

•	Net realized and change in unrealized loss on investments: $(11,434,372)

•	Net increase in net assets resulting from operations: $24,725,221

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Large Cap Core’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Advantage Large Cap Core in connection with the reorganization were expensed by Advantage Large Cap Core. The Manager reimbursed Advantage Large Cap Core $166,533, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Funds’ policy is to value their financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Funds do not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Core	$517	$2,876,327	$1,082,438	161,981	$4,121,263
Advantage Large Cap Value	32,037	831,473	728,558	118,040	1,710,108

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Large Cap Core	$1,011,926	$8	$1,011,934
Advantage Large Cap Value	1,893	887	2,780

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$17,192	$16	$160,045	$3,423	$25	$195	$180,896
Advantage Large Cap Value	904	2,808	20,368	1,149	40	168	25,437

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$1,602,158	$535	$1,769,029	$219,202	$826	$48,806	$3,640,556
Advantage Large Cap Value	170,476	15,820	383,678	120,364	656	38,341	729,335

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Core	$29,979
Advantage Large Cap Value	7,340

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Core	$1,964	$3,099
Advantage Large Cap Value	624	1,114

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Institutional	0.48%	0.54%
Service	0.73	0.79
Investor A	0.73	0.79
Investor C	1.48	1.54
Class K	0.43	0.49
Class R	0.98	1.04

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021 for Advantage Large Cap Core and January 31, 2020 for Advantage Large Cap Value, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2019, the Administrator waived and/or reimbursed $6,625,259 and $1,760,504 for Advantage Large Cap Core and Advantage Large Cap Value, respectively, which is included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the year ended September 30, 2019, class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$1,048,086	$310	$1,193,165	$153,027	$825	$24,994	$2,420,407
Advantage Large Cap Value	82,848	9,388	216,062	80,411	656	26,560	415,925

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended September 30, 2019, the amount reimbursed for Advantage Large Cap Core and Advantage Large Cap Value was $39,778 and $12,646, respectively.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the non-deductible expenses was reclassified to the following accounts:

	Advantage Large Cap Core	Advantage Large Cap Value
Paid-in capital	$(15,084)	$(15,084)
Accumulated earning	15,084	15,084

The tax character of distributions paid was as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Ordinary income
9/30/19	$111,445,261	$41,522,750
9/30/18	58,655,925	10,102,352
Long-term capital gains
9/30/19	$77,309,892	$23,076,420
9/30/18	431,541,770	659,467

Total
9/30/19	$188,755,153	$64,599,170

9/30/18	$490,197,695	$10,761,819

As of period end, the tax components of accumulated net earnings were as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Undistributed ordinary income	$34,166,621	$8,561,648
Undistributed long-term capital gains	57,974,974	11,254,374
Net unrealized gains(a)	283,756,300	40,788,292

	$375,897,895	$60,604,314

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares issued in reorganization(a)	4,707,765	$72,895,979	—	$—
Shares sold	17,153,919	269,778,000	46,000,719	775,682,650
Shares issued in reinvestment of distributions	5,663,208	87,439,929	8,284,642	134,211,185
Shares redeemed	(14,849,132)	(240,619,480)	(12,460,980)	(214,348,172)

Net increase	12,675,760	$189,494,428	41,824,381	$695,545,663

Service
Shares sold	11,174	$175,078	3,544	$66,317
Shares issued in reinvestment of distributions	1,483	22,844	5,410	87,480
Shares redeemed	(6,492)	(91,908)	(12,738)	(227,466)

Net increase (decrease)	6,165	$106,014	(3,784)	$(73,669)

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended 09/30/19		Year Ended 09/30/18
Advantage Large Cap Core (continued)	Shares	Amount	Shares	Amount
Investor A
Shares issued in reorganization(a)	20,567,952	$306,391,111	—	$—
Shares issued from conversion(b)	—	—	7,089	112,430
Shares sold and automatic conversion of shares	7,262,835	114,101,726	3,328,876	58,089,461
Shares issued in reinvestment of distributions	4,811,117	71,445,025	15,151,484	237,115,672
Shares redeemed	(11,433,499)	(176,085,698)	(8,904,404)	(153,056,768)

Net increase	21,208,405	$315,852,164	9,583,045	$142,260,795

Investor B
Shares issued in reinvestment of distributions	—	$—	2,118	$30,372
Shares converted(b)	—	—	(7,743)	(112,430)
Shares redeemed and automatic conversion of shares	—	—	(66)	(1,239)

Net decrease	—	$—	(5,691)	$(83,297)

Investor C
Shares sold	1,399,926	$17,687,788	748,962	$11,088,202
Shares issued in reinvestment of distributions	743,494	9,420,068	3,916,476	52,872,420
Shares redeemed	(5,780,478)	(78,810,285)	(4,296,898)	(63,653,054)

Net increase (decrease)	(3,637,058)	$(51,702,429)	368,540	$307,568

			Period from 01/25/18(c) to 09/30/18
Class K
Shares sold	1,857,103	$30,856,434	158,072	$2,645,271
Shares issued in reinvestment of distributions	11,358	175,366	—	—
Shares redeemed	(1,821,177)	(27,724,643)	(22,929)	(392,072)

Net increase	47,284	$3,307,157	135,143	$2,253,199

			Year Ended 09/30/18
Class R
Shares sold	1,023,115	$15,253,733	702,016	$11,451,689
Shares issued in reinvestment of distributions	241,777	3,338,946	738,850	10,824,152
Shares redeemed	(2,001,386)	(29,708,259)	(744,087)	(12,027,573)

Net increase (decrease)	(736,494)	$(11,115,580)	696,779	$10,248,268

Total Net Increase	29,564,062	$445,941,754	52,598,413	$850,458,527

Advantage Large Cap Value
Institutional
Shares sold	2,069,862	$55,023,883	1,059,653	$31,257,209
Shares issued in reinvestment of distributions	542,323	14,116,583	87,557	2,538,269
Shares redeemed	(1,221,734)	(33,108,284)	(1,568,081)	(46,415,312)

Net increase (decrease)	1,390,451	$36,032,182	(420,871)	$(12,619,834)

Service
Shares sold	6,926	$180,272	3,957	$116,093
Shares issued in reinvestment of distributions	51,384	1,329,298	7,572	218,294
Shares redeemed	(36,575)	(971,826)	(38,129)	(1,116,157)

Net increase (decrease)	21,735	$537,744	(26,600)	$(781,770)

Investor A
Shares issued from conversion(b)	—	$—	22,030	$634,485
Shares sold and automatic conversion of shares	2,050,103	55,010,966	807,835	23,395,227
Shares issued in reinvestment of distributions	1,272,414	32,446,320	189,158	5,383,558
Shares redeemed	(2,222,761)	(58,995,155)	(2,325,072)	(67,501,084)

Net increase (decrease)	1,099,756	$28,462,131	(1,306,049)	$(38,087,814)

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended 09/30/19		Year Ended 09/30/18
Advantage Large Cap Value (continued)	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	$—	—	$62
Shares issued in reinvestment of distributions	—	—	178	4,759
Shares converted(b)	—	—	(23,439)	(634,485)
Shares redeemed and automatic conversion of shares	—	—	(2,717)	(71,805)

Net decrease	—	$—	(25,978)	$(701,469)

Investor C
Shares sold	663,647	$15,491,475	302,147	$8,095,600
Shares issued in reinvestment of distributions	302,645	7,162,846	31,389	833,387
Shares redeemed	(1,834,830)	(46,777,377)	(1,005,844)	(27,015,261)

Net decrease	(868,538)	$(24,123,056)	(672,308)	$(18,086,274)

			Period from 01/25/18(c) to 09/30/18
Class K
Shares sold	37,651	$1,025,134	184,129	$5,408,891
Shares issued in reinvestment of distributions	20,633	537,068	—	—
Shares redeemed	(32,085)	(855,766)	(7,425)	(222,141)

Net increase	26,199	$706,436	176,704	$5,186,750

			Year Ended 09/30/18
Class R
Shares sold	119,839	$3,059,723	156,293	$4,347,232
Shares issued in reinvestment of distributions	116,572	2,852,522	17,789	487,761
Shares redeemed	(553,182)	(14,136,085)	(414,468)	(11,527,124)

Net decrease	(316,771)	$(8,223,840)	(240,386)	$(6,692,131)

Total Net Increase (Decrease)	1,352,832	$33,391,597	(2,515,488)	$(71,782,542)

(a)	See Note 1 regarding the reorganization.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(c)	Commencement of operations.

As of September 30, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Core	Advantage Large Cap Value
Class K	11,442	6,472

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Advantage Large Cap Core Fund	Institutional	$6,016,699	$153,405,419
	Service	2,671	84,809
	Investor A	7,759,245	254,552,624
	Class B	—	30,414
	Class C	—	57,510,521
	Class R	221,423	10,613,870
Advantage Large Cap Value Fund	Institutional	2,533,597	733,984
	Service	164,115	58,129
	Investor A	4,396,705	1,523,603
	Class B	1,609	3,150
	Class C	366,401	492,588
	Class R	337,589	150,349

Undistributed net investment income as of September 30, 2018 is as follows:

Undistributed Net Investment Income
Advantage Large Cap Core Fund	$22,199,788
Advantage Large Cap Value Fund	7,858,469

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of Advantage Large Cap Value, effective as of May 31, 2020, from September 30 to May 31.

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Funds”) as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2019:

	Payable Date	BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Value
Qualified Dividend Income for Individuals(a)	11/14/2018	27.20%	—%
	11/28/2018	—	31.96
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	11/14/2018	26.92	—
	11/28/2018	—	30.68
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents(b)	11/14/2018	100.00	—
	11/28/2018	—	100.00
Long-Term Capital Gain Per Share	11/14/2018	$0.576926	$ —
	11/28/2018	—	1.082288

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	33

Portfolio Information as of September 30, 2019	Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	4%
Apple Inc.	4
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Mastercard, Inc., Class A	2
Johnson & Johnson	2
Facebook, Inc., Class A	2
Lockheed Martin Corp.	2
Gilead Sciences, Inc.	1
Alphabet, Inc., Class C	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Financials	14
Health Care	13
Industrials	11
Consumer Discretionary	10
Communication Services	9
Consumer Staples	7
Utilities	4
Energy	3
Real Estate	3
Materials	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

Master Advantage Large Cap Value Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3%
JPMorgan Chase & Co.	3
Johnson & Johnson	3
Verizon Communications, Inc.	2
Exxon Mobil Corp.	2
Intel Corp.	2
Procter & Gamble Co.	2
Gilead Sciences, Inc.	2
Bank of America Corp.	2
AT&T Inc.	2

(a)	Excludes Short-Term Investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	12
Industrials	10
Consumer Staples	8
Utilities	8
Communication Services	8
Energy	8
Information Technology	7
Consumer Discretionary	5
Real Estate	5
Materials	4
Short-Term Securities	1
Liabilities in Excess of Other Assets	—	(a)

(a)	Amount is greater than (0.05)%.

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 2.9%
Boeing Co.	23,129	$8,799,891
HEICO Corp.	11,760	1,468,589
HEICO Corp., Class A	4,677	455,119
L3Harris Technologies, Inc.	9,075	1,893,408
Lockheed Martin Corp.	131,625	51,341,648
Northrop Grumman Corp.	30,569	11,456,956
Parsons Corp. (a)	17,383	573,291
Raytheon Co.	69,425	13,620,491
Teledyne Technologies, Inc. (a)	31,756	10,225,114

		99,834,507

Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	128,969	10,933,992

Airlines — 0.1%
Alaska Air Group, Inc.	33,183	2,153,909

Auto Components — 0.2%
Dana, Inc.	147,933	2,136,153
Goodyear Tire & Rubber Co.	223,855	3,224,631

		5,360,784

Automobiles — 0.4%
Ford Motor Co.	1,011,903	9,269,031
Tesla, Inc. (a)	12,784	3,079,282

		12,348,313

Banks — 3.9%
Bank of America Corp.	857,821	25,022,639
Citigroup, Inc.	6,968	481,349
Citizens Financial Group, Inc.	526,992	18,639,707
Comerica, Inc.	9,017	595,032
Cullen/Frost Bankers, Inc.	32,806	2,904,971
East West Bancorp, Inc.	99,086	4,388,519
First Hawaiian, Inc.	30,964	826,739
First Horizon National Corp.	50,151	812,446
JPMorgan Chase & Co.	371,492	43,720,893
PNC Financial Services Group, Inc.	8,831	1,237,753
SunTrust Banks, Inc.	9,521	655,045
Texas Capital Bancshares, Inc. (a)	6,561	358,559
U.S. Bancorp	52,773	2,920,458
Wells Fargo & Co.	384,437	19,391,002
Western Alliance Bancorp	249,861	11,513,595
Zions Bancorp NA	10,301	458,601

		133,927,308

Beverages — 1.2%
Molson Coors Brewing Co., Class B	21,749	1,250,567
Monster Beverage Corp. (a)	157,730	9,157,804
PepsiCo, Inc.	223,955	30,704,230

		41,112,601

Biotechnology — 3.5%
AbbVie, Inc.	293,866	22,251,534
Amgen, Inc.	72,759	14,079,594
Biogen, Inc. (a)	37,411	8,710,029
Celgene Corp. (a)	87,940	8,732,442
Gilead Sciences, Inc.	756,616	47,954,322
Incyte Corp. (a)	4,887	362,762
Regeneron Pharmaceuticals, Inc. (a)	47,424	13,155,418
Vertex Pharmaceuticals, Inc. (a)	35,309	5,982,051

		121,228,152

Building Products — 0.8%
Allegion PLC	258,244	26,766,991
Resideo Technologies, Inc. (a)(b)	90,065	1,292,433

		28,059,424

Capital Markets — 2.3%
Charles Schwab Corp.	350,698	14,669,697
CME Group, Inc.	58,650	12,395,091

Security	Shares	Value

Capital Markets (continued)
Evercore, Inc., Class A	27,564	$2,207,876
FactSet Research Systems, Inc.	11,372	2,763,055
Intercontinental Exchange, Inc.	147,422	13,602,628
Morgan Stanley	489,624	20,892,256
TD Ameritrade Holding Corp.	275,277	12,855,436

		79,386,039

Chemicals — 1.3%
Air Products & Chemicals, Inc.	114,742	25,456,660
CF Industries Holdings, Inc.	6,558	322,654
Ecolab, Inc.	63,025	12,481,471
LyondellBasell Industries NV, Class A	70,939	6,346,912

		44,607,697

Commercial Services & Supplies — 0.2%
ADT, Inc. (b)	152,686	957,341
Waste Management, Inc.	42,058	4,836,670

		5,794,011

Communications Equipment — 1.2%
Ciena Corp. (a)	107,008	4,197,924
Cisco Systems, Inc.	774,029	38,244,773
InterDigital, Inc.	9	472

		42,443,169

Construction & Engineering — 0.2%
AECOM (a)	15,214	571,438
Fluor Corp.	89,460	1,711,370
MasTec, Inc. (a)	61,141	3,969,885

		6,252,693

Consumer Finance — 1.8%
Ally Financial, Inc.	191,847	6,361,647
American Express Co.	284,310	33,628,187
Capital One Financial Corp.	123,736	11,257,501
Discover Financial Services	139,006	11,271,997

		62,519,332

Containers & Packaging — 0.4%
Westrock Co.	342,398	12,480,407

Diversified Consumer Services — 0.1%
frontdoor, Inc. (a)	50,843	2,469,445
H&R Block, Inc.	88,626	2,093,346

		4,562,791

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	350,299	72,869,198

Diversified Telecommunication Services — 1.8%
AT&T Inc.	493,557	18,676,197
CenturyLink, Inc.	259,935	3,243,989
Verizon Communications, Inc.	685,429	41,372,494

		63,292,680

Electric Utilities — 1.9%
Alliant Energy Corp.	64,395	3,472,822
IDACORP, Inc.	93,181	10,498,703
OGE Energy Corp.	126,257	5,729,543
Pinnacle West Capital Corp.	145,479	14,121,647
Xcel Energy, Inc.	501,829	32,563,684

		66,386,399

Electrical Equipment — 0.9%
AMETEK, Inc.	180,002	16,527,784
Generac Holdings, Inc. (a)	122,068	9,562,807
Hubbell, Inc.	44,757	5,881,070

		31,971,661

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	61,867	7,624,489

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
National Instruments Corp.	426,462	$17,907,139

		25,531,628

Energy Equipment & Services — 0.2%
Halliburton Co.	69,684	1,313,543
Patterson-UTI Energy, Inc.	182,664	1,561,777
Transocean Ltd. (a)	816,561	3,650,028

		6,525,348

Entertainment — 1.2%
Electronic Arts, Inc. (a)	32,509	3,180,030
Live Nation Entertainment, Inc. (a)	50,166	3,328,012
Netflix, Inc. (a)	36,515	9,772,144
Spotify Technology SA (a)	21,750	2,479,500
Take-Two Interactive Software, Inc. (a)	14,334	1,796,624
Viacom, Inc., Class A	1,651	43,355
Viacom, Inc., Class B	446,506	10,729,539
Walt Disney Co.	32,699	4,261,334
Zynga, Inc., Class A (a)	779,891	4,538,966

		40,129,504

Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	9,838	2,175,477
Boston Properties, Inc.	17,312	2,244,674
Host Hotels & Resorts, Inc.	122,648	2,120,584
Invitation Homes, Inc.	305,710	9,052,073
Outfront Media, Inc.	425,835	11,829,696
Park Hotels & Resorts, Inc.	520,808	13,004,576
Prologis, Inc.	405,737	34,576,907
RLJ Lodging Trust	424,761	7,216,689
SBA Communications Corp.	36,209	8,731,800
Simon Property Group, Inc.	183,089	28,497,803

		119,450,279

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	70,454	20,298,502
Performance Food Group Co. (a)	267,384	12,302,338
Walmart, Inc.	198,802	23,593,821

		56,194,661

Food Products — 1.4%
General Mills, Inc.	357,960	19,730,755
Hershey Co.	181,523	28,134,250

		47,865,005

Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	114,171	10,394,128

Health Care Equipment & Supplies — 2.3%
Danaher Corp.	156,736	22,637,380
Hologic, Inc. (a)	129,021	6,514,270
IDEXX Laboratories, Inc. (a)	13,013	3,538,625
Medtronic PLC	141,278	15,345,616
Penumbra, Inc. (a)	7,635	1,026,831
Stryker Corp.	136,427	29,509,160

		78,571,882

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	141,911	11,683,533
Anthem, Inc.	100,479	24,125,008
Chemed Corp.	6,878	2,872,046
Cigna Corp.	83,218	12,631,660
CVS Health Corp.	344,812	21,747,293
UnitedHealth Group, Inc.	98,372	21,378,203
WellCare Health Plans, Inc. (a)	5,561	1,441,244

		95,878,987

Health Care Technology — 0.6%
Veeva Systems, Inc., Class A (a)	145,752	22,254,873

Hotels, Restaurants & Leisure — 2.4%
Boyd Gaming Corp.	52,394	1,254,836

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	249,304	$29,472,719
Domino’s Pizza, Inc.	19,804	4,843,860
Extended Stay America, Inc.	585,544	8,572,364
International Game Technology PLC	64,971	923,238
Las Vegas Sands Corp.	84,428	4,876,561
McDonald’s Corp.	87,616	18,812,031
Penn National Gaming, Inc. (a)	75,666	1,409,279
Planet Fitness, Inc., Class A (a)	43,028	2,490,030
Royal Caribbean Cruises Ltd.	65,827	7,131,039
Six Flags Entertainment Corp.	8,503	431,867
Texas Roadhouse, Inc.	45,008	2,363,820
Yum! Brands, Inc.	22,056	2,501,812

		85,083,456

Household Durables — 0.2%
DR Horton, Inc.	122,148	6,438,421

Household Products — 1.4%
Church & Dwight Co., Inc.	256,042	19,264,600
Kimberly-Clark Corp.	60,121	8,540,188
Procter & Gamble Co.	155,134	19,295,567

		47,100,355

Industrial Conglomerates — 0.9%
Honeywell International, Inc.	120,915	20,458,818
Roper Technologies, Inc.	33,064	11,790,622

		32,249,440

Insurance — 3.5%
Aflac, Inc.	16,040	839,213
Allstate Corp.	146,025	15,869,997
American Financial Group, Inc.	5,089	548,849
Arthur J. Gallagher & Co.	122,895	11,007,705
Brown & Brown, Inc.	51,666	1,863,076
Cincinnati Financial Corp.	59,209	6,907,914
First American Financial Corp.	262,262	15,476,081
Globe Life, Inc.	105,851	10,136,292
Lincoln National Corp.	114,962	6,934,508
Mercury General Corp.	5,966	333,380
MetLife, Inc.	83,267	3,926,872
Progressive Corp.	28,250	2,182,312
Prudential Financial, Inc.	339,897	30,573,735
Travelers Cos., Inc.	63,771	9,482,110
Unum Group	126,111	3,748,019
WR Berkley Corp.	39,657	2,864,425

		122,694,488

Interactive Media & Services — 4.1%
Alphabet, Inc., Class A (a)	22,476	27,446,343
Alphabet, Inc., Class C (a)	38,008	46,331,752
Facebook, Inc., Class A (a)	342,306	60,957,852
Match Group, Inc.	12,133	866,782
Pinterest, Inc., Class A (a)(b)	149,530	3,955,068
Yelp, Inc. (a)	80,130	2,784,517

		142,342,314

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc. (a)	67,487	117,151,358
Etsy, Inc. (a)	14,374	812,131

		117,963,489

IT Services — 5.8%
Accenture PLC, Class A	34,277	6,593,181
Amdocs Ltd.	157,913	10,439,628
Automatic Data Processing, Inc.	240,492	38,820,219
Booz Allen Hamilton Holding Corp.	61,744	4,385,059
Fidelity National Information Services, Inc.	15,619	2,073,578
GoDaddy, Inc., Class A (a)	177,520	11,712,770
International Business Machines Corp.	3,289	478,286
Mastercard, Inc., Class A	252,458	68,560,019
Paychex, Inc.	326,601	27,032,765

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Square, Inc., Class A (a)	75,137	$4,654,737
Visa, Inc., Class A	160,767	27,653,532

		202,403,774

Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.	4,673	1,361,105

Machinery — 2.6%
Crane Co.	156,455	12,614,967
Cummins, Inc.	20,927	3,404,195
IDEX Corp.	38,701	6,342,320
Ingersoll-Rand PLC	21,672	2,670,207
Oshkosh Corp.	167,860	12,723,788
PACCAR, Inc.	601,196	42,089,732
Parker-Hannifin Corp.	34,133	6,164,761
Snap-on, Inc.	37,389	5,852,874

		91,862,844

Media — 1.8%
AMC Networks, Inc., Class A (a)	116,003	5,702,707
Comcast Corp., Class A	424,845	19,152,013
Discovery, Inc., Class A (a)	12,342	328,667
Interpublic Group of Cos., Inc.	1,321,088	28,482,657
Liberty Media Corp. - Liberty SiriusXM, Class A (a)	10,502	436,568
Sinclair Broadcast Group, Inc., Class A	88,434	3,779,669
Sirius XM Holdings, Inc.	671,901	4,202,741

		62,085,022

Metals & Mining — 0.2%
Alcoa Corp. (a)	148,848	2,987,379
Freeport-McMoRan, Inc.	265,588	2,541,677

		5,529,056

Multiline Retail — 0.5%
Dollar General Corp.	71,406	11,349,270
Target Corp.	66,094	7,066,110

		18,415,380

Multi-Utilities — 1.1%
Avista Corp.	41,044	1,988,171
Consolidated Edison, Inc.	209,573	19,798,361
DTE Energy Co.	112,857	15,005,467

		36,791,999

Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	106,438	12,623,547
ConocoPhillips	415,488	23,674,506
Continental Resources, Inc. (a)	77,463	2,385,086
EOG Resources, Inc.	168,798	12,528,188
Exxon Mobil Corp.	455,601	32,169,987
Marathon Petroleum Corp.	59,632	3,622,644
Phillips 66	87,356	8,945,254
Suncor Energy, Inc.	198,022	6,253,535
Valero Energy Corp.	80,828	6,889,779
Williams Cos., Inc.	330,207	7,944,780

		117,037,306

Paper & Forest Products — 0.1%
Domtar Corp.	107,154	3,837,185

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	74,521	14,825,953

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	460,163	23,334,866
Eli Lilly & Co.	29,329	3,279,862
Johnson & Johnson	486,133	62,895,888
Merck & Co., Inc.	326,104	27,451,435
Pfizer, Inc.	283,760	10,195,497
Zoetis, Inc.	150,031	18,692,362

		145,849,910

Security	Shares	Value

Professional Services — 0.8%
CoStar Group, Inc. (a)	20,151	$11,953,573
FTI Consulting, Inc. (a)	7,259	769,381
Insperity, Inc.	65,310	6,440,872
Robert Half International, Inc.	118,296	6,584,355
TriNet Group, Inc. (a)	48,894	3,040,718

		28,788,899

Road & Rail — 0.5%
CSX Corp.	12,799	886,587
Landstar System, Inc.	74,546	8,392,389
Lyft, Inc., Class A (a)	106,550	4,351,502
Ryder System, Inc.	31,683	1,640,229
Uber Technologies, Inc. (a)(b)	103,570	3,155,778

		18,426,485

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	402,563	20,087,894
Broadcom, Inc.	16,584	4,578,345
Cirrus Logic, Inc. (a)	137,455	7,364,839
Cypress Semiconductor Corp.	45,473	1,061,340
Intel Corp.	493,384	25,424,078
Lam Research Corp.	16,376	3,784,657
NVIDIA Corp.	161,526	28,116,831
QUALCOMM, Inc.	96,862	7,388,633
Texas Instruments, Inc.	193,524	25,011,042
Xilinx, Inc.	12,266	1,176,309

		123,993,968

Software — 7.3%
Adobe, Inc. (a)	106,813	29,507,091
Dropbox, Inc., Class A (a)	100,718	2,031,482
Intuit, Inc.	63,461	16,876,818
Manhattan Associates, Inc. (a)	16,434	1,325,731
Microsoft Corp.	970,152	134,880,233
Oracle Corp.	93,582	5,149,817
Paylocity Holding Corp. (a)	25,024	2,441,842
salesforce.com, Inc. (a)	241,105	35,789,626
ServiceNow, Inc. (a)	86,820	22,039,257
Workday, Inc., Class A (a)	12,842	2,182,626

		252,224,523

Specialty Retail — 1.6%
AutoZone, Inc. (a)	7,846	8,509,929
Home Depot, Inc.	157,141	36,459,855
Ross Stores, Inc.	83,610	9,184,558
Tractor Supply Co.	13,518	1,222,568

		55,376,910

Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.	579,662	129,826,898
HP Inc.	632,632	11,969,397
NetApp, Inc.	23,009	1,208,203
Pure Storage, Inc., Class A (a)(b)	56,707	960,617

		143,965,115

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc. (a)	88,652	17,068,170
NIKE, Inc., Class B	98,468	9,248,115

		26,316,285

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	30,690	1,462,992
LendingTree, Inc. (a)	1,243	385,864
MGIC Investment Corp.	149,374	1,879,125

		3,727,981

Tobacco — 0.7%
Altria Group, Inc.	333,731	13,649,598
Philip Morris International, Inc.	121,554	9,229,595

		22,879,193

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.3%
GATX Corp.	142,600	$11,055,778

Water Utilities — 1.1%
American Water Works Co., Inc.	316,315	39,295,812

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	313,382	8,085,256
United States Cellular Corp. (a)	83,244	3,128,310

		11,213,566

Total Long-Term Investments — 99.2% (Cost: $3,034,476,625)		3,441,457,374

Security	Shares	Value

Short-Term Securities — 1.4%

Money Markets Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87% (c)(e)	38,261,121	$38,261,121

SL Liquidity Series, LLC, Money Market Series, 2.13% (c)(d)(e)	9,759,892	9,761,844

Total Money Market Funds — 1.4% (Cost: $48,022,773)		48,022,965

	Par (000)

Time Deposits — 0.0%

United States — 0.0%
Citibank, New York, 1.90%, 10/01/19	USD 381	381,055

Total Time Deposits — 0.0% (Cost: $381,055)		381,055

Total Short-Term Investments — 1.4% (Cost: $48,403,828)		48,404,020

Total Investments — 100.6% (Cost: $3,082,880,453)		3,489,861,394

Liabilities in Excess of Other Assets — (0.6)%		(20,624,614)

Net Assets — 100.0%		$3,469,236,780

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	30,370,653	7,890,468	38,261,121	$38,261,121	$729,151		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	9,759,892	9,759,892	9,761,844	201,481	(b)	1,305	192

				$48,022,965	$930,632		$1,305	$192

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P   Standard &Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	271	12/20/19	$40,359	$(356,818)

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$356,818	$—	$—	$—	$356,818

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$1,925,996	$—	$—	$—	$1,925,996

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(430,519)	$—	$—	$—	$(430,519)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,887,369

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$3,441,457,374	$—	$—	$3,441,457,374
Short-Term Securities	38,261,121	381,055	—	38,642,176

Subtotal	$3,479,718,495	$381,055	$—	$3,480,099,550

Investments Valued at NAV(b)				9,761,844

Total Investments.				$3,489,861,394

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(356,818)	$—	$—	$(356,818)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments September 30, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 1.7%
General Dynamics Corp.	1,519	$277,567
L3Harris Technologies, Inc.	3,522	734,830
Lockheed Martin Corp.	17,752	6,924,345
Northrop Grumman Corp.	714	267,600
Raytheon Co.	4,917	964,666
Teledyne Technologies, Inc. (a)	5,312	1,710,411

		10,879,419

Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	13,369	1,133,424

Airlines — 0.2%
Alaska Air Group, Inc.	8,970	582,243
Delta Air Lines, Inc.	5,353	308,333
United Continental Holdings, Inc. (a)	3,579	316,419

		1,206,995

Auto Components — 0.3%
Dana, Inc.	38,248	552,301
Goodyear Tire & Rubber Co.	113,315	1,632,303

		2,184,604

Automobiles — 0.5%
Ford Motor Co.	324,806	2,975,223
Thor Industries, Inc.	6,003	340,010

		3,315,233

Banks — 9.3%
Bank of America Corp.	339,527	9,904,003
Citigroup, Inc.	50,570	3,493,376
Citizens Financial Group, Inc.	110,373	3,903,893
Comerica, Inc.	2,948	194,539
Cullen/Frost Bankers, Inc.	23,317	2,064,720
East West Bancorp, Inc.	38,825	1,719,559
First Hawaiian, Inc.	10,761	287,319
First Horizon National Corp.	82,069	1,329,518
JPMorgan Chase & Co.	162,128	19,080,844
Pinnacle Financial Partners, Inc.	1,098	62,311
PNC Financial Services Group, Inc.	11,371	1,593,759
Regions Financial Corp.	22,879	361,946
SunTrust Banks, Inc.	20,473	1,408,542
U.S. Bancorp	41,607	2,302,531
Wells Fargo & Co.	161,675	8,154,887
Western Alliance Bancorp	45,825	2,111,616
Zions Bancorp NA	18,894	841,161

		58,814,524

Beverages — 0.3%
Molson Coors Brewing Co., Class B	8,073	464,197
Monster Beverage Corp. (a)	13,962	810,634
PepsiCo, Inc.	3,140	430,494

		1,705,325

Biotechnology — 2.3%
AbbVie, Inc.	12,996	984,057
Biogen, Inc. (a)	6,916	1,610,183
Gilead Sciences, Inc.	156,372	9,910,857
Regeneron Pharmaceuticals, Inc. (a)	8,252	2,289,105

		14,794,202

Building Products — 1.1%
Allegion PLC	63,097	6,540,004
Resideo Technologies, Inc. (a)	27,842	399,533

		6,939,537

Capital Markets — 3.4%
Bank of New York Mellon Corp.	13,232	598,219
Charles Schwab Corp.	63,698	2,664,487
CME Group, Inc.	18,759	3,964,527
Evercore, Inc., Class A	9,981	799,478

Security	Shares	Value

Capital Markets (continued)
Intercontinental Exchange, Inc.	28,348	$2,615,670
Invesco Ltd.	27,626	467,984
Morgan Stanley	188,198	8,030,409
State Street Corp.	2,023	119,741
TD Ameritrade Holding Corp.	51,152	2,388,798

		21,649,313

Chemicals — 2.3%
Air Products & Chemicals, Inc.	26,875	5,962,488
CF Industries Holdings, Inc.	11,220	552,024
DuPont de Nemours, Inc.	9,482	676,161
Ecolab, Inc.	11,251	2,228,148
International Flavors & Fragrances, Inc.	767	94,103
Linde PLC	9,055	1,754,135
LyondellBasell Industries NV, Class A	34,380	3,075,979
Mosaic Co.	8,678	177,899

		14,520,937

Commercial Services & Supplies — 0.4%
ADT, Inc. (b)	139,372	873,862
Waste Management, Inc.	12,298	1,414,270

		2,288,132

Communications Equipment — 0.3%
Ciena Corp. (a)	22,838	895,935
Cisco Systems, Inc.	21,851	1,079,658

		1,975,593

Construction & Engineering — 0.2%
AECOM (a)	11,470	430,813
Fluor Corp.	25,407	486,036
MasTec, Inc. (a)	5,023	326,143

		1,242,992

Consumer Finance — 2.1%
Ally Financial, Inc.	54,996	1,823,667
American Express Co.	45,045	5,327,923
Capital One Financial Corp.	43,943	3,997,934
Discover Financial Services	26,945	2,184,970

		13,334,494

Containers & Packaging — 0.5%
Graphic Packaging Holding Co.	6,232	91,922
Westrock Co.	87,451	3,187,589

		3,279,511

Diversified Consumer Services — 0.2%
frontdoor, Inc. (a)	12,259	595,420
H&R Block, Inc.	27,411	647,448

		1,242,868

Diversified Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B (a)	103,715	21,574,794

Diversified Telecommunication Services — 3.9%
AT&T Inc.	255,731	9,676,861
CenturyLink, Inc.	103,342	1,289,708
Verizon Communications, Inc.	229,125	13,829,985

		24,796,554

Electric Utilities — 3.9%
Alliant Energy Corp.	101,167	5,455,936
Evergy, Inc.	10,382	691,026
IDACORP, Inc.	33,203	3,740,982
OGE Energy Corp.	68,014	3,086,475
Pinnacle West Capital Corp.	41,953	4,072,378
Xcel Energy, Inc.	116,173	7,538,466

		24,585,263

Electrical Equipment — 1.0%
AMETEK, Inc.	33,686	3,093,049
Generac Holdings, Inc. (a)	16,277	1,275,140

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Hubbell, Inc.	16,552	$2,174,933

		6,543,122

Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	514	63,345
National Instruments Corp.	84,527	3,549,289
SYNNEX Corp.	2,174	245,445

		3,858,079

Energy Equipment & Services — 0.6%
Baker Hughes a GE Co.	28,743	666,838
Halliburton Co.	60,203	1,134,827
National Oilwell Varco, Inc.	14,222	301,506
Patterson-UTI Energy, Inc.	50,634	432,921
Transocean Ltd. (a)	209,147	934,887

		3,470,979

Entertainment — 1.5%
Cinemark Holdings, Inc.	2,074	80,139
Viacom, Inc., Class A	15,519	407,529
Viacom, Inc., Class B	98,458	2,365,946
Walt Disney Co.	46,473	6,056,361
Zynga, Inc., Class A (a)(b)	104,180	606,328

		9,516,303

Equity Real Estate Investment Trusts (REITs) — 4.8%
Apartment Investment & Management Co., Class A	2	104
Boston Properties, Inc.	15,427	2,000,265
Brandywine Realty Trust	108,819	1,648,608
Host Hotels & Resorts, Inc.	93,163	1,610,788
Invitation Homes, Inc.	65,593	1,942,209
Outfront Media, Inc.	69,038	1,917,876
Park Hotels & Resorts, Inc.	177,530	4,432,924
Prologis, Inc.	90,614	7,722,125
Regency Centers Corp.	9,056	629,301
RLJ Lodging Trust	98,379	1,671,459
Simon Property Group, Inc.	42,280	6,580,882
SL Green Realty Corp.	5,170	422,647

		30,579,188

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	226	65,113
Performance Food Group Co. (a)	34,638	1,593,694
Walmart, Inc.	75,019	8,903,255

		10,562,062

Food Products — 1.9%
General Mills, Inc.	100,132	5,519,276
Hershey Co.	35,564	5,512,064
Kraft Heinz Co.	23,679	661,473

		11,692,813

Gas Utilities — 0.4%
Southwest Gas Holdings, Inc.	29,021	2,642,072

Health Care Equipment & Supplies — 2.2%
Danaher Corp.	32,409	4,680,832
Hologic, Inc. (a)	10,847	547,665
Medtronic PLC	60,532	6,574,986
SmileDirectClub, Inc. (a)(b)	74,428	1,033,061
Stryker Corp.	3,815	825,184

		13,661,728

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	18,231	1,500,958
Anthem, Inc.	17,760	4,264,176
Cigna Corp.	20,751	3,149,794

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	106,755	$6,733,038
McKesson Corp.	421	57,534

		15,705,500

Health Care Technology — 0.4%
Veeva Systems, Inc., Class A (a)	17,957	2,741,854

Hotels, Restaurants & Leisure — 2.2%
Darden Restaurants, Inc.	34,603	4,090,767
Domino’s Pizza, Inc.	952	232,850
Extended Stay America, Inc.	131,889	1,930,855
International Game Technology PLC	45,780	650,534
Las Vegas Sands Corp.	5,194	300,005
McDonald’s Corp.	22,850	4,906,123
Penn National Gaming, Inc. (a)	6,708	124,936
Royal Caribbean Cruises Ltd.	14,985	1,623,325
Texas Roadhouse, Inc.	1,605	84,295

		13,943,690

Household Durables — 0.3%
DR Horton, Inc.	25,601	1,349,429
Garmin Ltd.	6,507	551,078

		1,900,507

Household Products — 2.8%
Church & Dwight Co., Inc.	47,513	3,574,878
Clorox Co.	1,390	211,099
Colgate-Palmolive Co.	6,273	461,128
Kimberly-Clark Corp.	22,006	3,125,952
Procter & Gamble Co.	83,621	10,400,780

		17,773,837

Industrial Conglomerates — 1.1%
Carlisle Cos., Inc.	2,851	414,935
General Electric Co. (b)	95,091	850,114
Honeywell International, Inc.	15,984	2,704,493
Roper Technologies, Inc.	8,600	3,066,760

		7,036,302

Insurance — 5.7%
Aflac, Inc.	18,042	943,957
Allstate Corp.	38,464	4,180,268
American Financial Group, Inc.	19,528	2,106,095
Arthur J. Gallagher & Co.	19,870	1,779,756
Brown & Brown, Inc.	9,015	325,081
Cincinnati Financial Corp.	21,073	2,458,587
First American Financial Corp.	52,884	3,120,685
Globe Life, Inc.	21,280	2,037,773
Lincoln National Corp.	43,725	2,637,492
Mercury General Corp.	3,915	218,770
MetLife, Inc.	53,439	2,520,183
Progressive Corp.	9,127	705,061
Prudential Financial, Inc.	83,057	7,470,977
Travelers Cos., Inc.	23,711	3,525,589
Unum Group	38,110	1,132,629
WR Berkley Corp.	9,963	719,627

		35,882,530

Interactive Media & Services — 0.1%
Cargurus, Inc. (a)	8	248
Facebook, Inc., Class A (a)	1,140	203,011
Pinterest, Inc., Class A (a)(b)	14,555	384,980

		588,239

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc. (a)	344	$597,153

IT Services — 2.0%
Amdocs Ltd.	41,645	2,753,151
Automatic Data Processing, Inc.	18,243	2,944,785
GoDaddy, Inc., Class A (a)	13,411	884,858
Mastercard, Inc., Class A	16,201	4,399,706
Paychex, Inc.	16,720	1,383,914

		12,366,414

Life Sciences Tools & Services — 0.1%
10X Genomics, Inc., Class A (a)	10,135	510,804

Machinery — 3.5%
Crane Co.	45,740	3,688,016
Cummins, Inc.	20,892	3,398,502
IDEX Corp.	4,739	776,627
Oshkosh Corp.	38,746	2,936,947
PACCAR, Inc.	117,928	8,256,139
Parker-Hannifin Corp.	5,138	927,974
Snap-on, Inc.	11,601	1,816,021

		21,800,226

Media — 1.9%
AMC Networks, Inc., Class A (a)	20,352	1,000,504
Comcast Corp., Class A	90,626	4,085,420
Discovery, Inc., Class A (a)	13,652	363,553
Interpublic Group of Cos., Inc.	273,396	5,894,418
Liberty Media Corp. - Liberty SiriusXM, Class A (a)	3,881	161,333
Sinclair Broadcast Group, Inc., Class A	13,660	583,828

		12,089,056

Metals & Mining — 0.6%
Alcoa Corp. (a)(b)	46,254	928,318
Freeport-McMoRan, Inc.	145,084	1,388,454
Reliance Steel & Aluminum Co.	7,945	791,799
Steel Dynamics, Inc.	15,661	466,698

		3,575,269

Multiline Retail — 0.6%
Dollar General Corp.	10,471	1,664,261
Kohl’s Corp.	2,939	145,951
Target Corp.	18,517	1,979,652

		3,789,864

Multi-Utilities — 2.3%
Avista Corp.	17,117	829,147
Consolidated Edison, Inc.	83,602	7,897,881
DTE Energy Co.	41,240	5,483,270

		14,210,298

Oil, Gas & Consumable Fuels — 7.2%
Antero Resources Corp. (a)	40,660	122,793
Apache Corp.	18,420	471,552
Chevron Corp.	67,289	7,980,475
Concho Resources, Inc.	1,683	114,276
ConocoPhillips	112,576	6,414,580
Continental Resources, Inc. (a)	18,056	555,944
EOG Resources, Inc.	55,866	4,146,375
Exxon Mobil Corp.	194,814	13,755,817
Kinder Morgan, Inc.	69,628	1,435,033
Marathon Oil Corp.	31,707	389,045
Marathon Petroleum Corp.	28,030	1,702,822
Phillips 66	27,541	2,820,198
Range Resources Corp.	61,296	234,151
Suncor Energy, Inc.	12,104	382,244

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	26,216	$2,234,652
Williams Cos., Inc.	108,640	2,613,878

		45,373,835

Paper & Forest Products — 0.2%
Domtar Corp.	30,538	1,093,566

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	5,261	1,046,676

Pharmaceuticals — 4.8%
Allergan PLC	3,390	570,503
Bristol-Myers Squibb Co.	95,149	4,825,006
Catalent, Inc. (a)	2	95
Johnson & Johnson	133,044	17,213,233
Pfizer, Inc.	198,228	7,122,332
Zoetis, Inc.	4,995	622,327

		30,353,496

Professional Services — 0.3%
CoStar Group, Inc. (a)	574	340,497
Insperity, Inc.	5,952	586,986
Robert Half International, Inc.	12,198	678,941

		1,606,424

Road & Rail — 0.5%
CSX Corp.	3,372	233,578
Landstar System, Inc.	3,981	448,181
Lyft, Inc., Class A (a)	19,620	801,281
Ryder System, Inc.	11,974	619,894
Uber Technologies, Inc. (a)(b)	26,530	808,369

		2,911,303

Semiconductors & Semiconductor Equipment — 2.9%
Analog Devices, Inc.	2,096	234,186
Applied Materials, Inc.	68,541	3,420,196
Cirrus Logic, Inc. (a)	24,122	1,292,457
Cypress Semiconductor Corp.	16,926	395,053
Intel Corp.	204,521	10,538,967
Lam Research Corp.	510	117,866
NVIDIA Corp.	13,701	2,384,933
Texas Instruments, Inc.	585	75,605

		18,459,263

Software — 0.8%
Cloudflare, Inc., Class A (a)	23,382	434,204
Intuit, Inc.	5,507	1,464,532
salesforce.com, Inc. (a)	12,804	1,900,626
ServiceNow, Inc. (a)	4,841	1,228,888

		5,028,250

Specialty Retail — 0.7%
Home Depot, Inc.	19,881	4,612,790

Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.	551	123,407
Dell Technologies, Inc., Class C (a)	1	52
HP, Inc.	104,152	1,970,556

		2,094,015

Textiles, Apparel & Luxury Goods — 0.1%
Lululemon Athletica, Inc. (a)	3,381	650,944

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	29,767	374,469

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 1.3%
Altria Group, Inc.	74,699	$3,055,189
Philip Morris International, Inc.	71,107	5,399,155

		8,454,344

Trading Companies & Distributors — 0.3%
GATX Corp.	21,742	1,685,657

Water Utilities — 1.2%
American Water Works Co., Inc.	63,053	7,833,074

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	64,602	1,666,732
United States Cellular Corp. (a)(b)	14,721	553,215

		2,219,947

Total Long-Term Investments — 98.7% (Cost: $568,008,713)		622,299,656

Security	Shares		Value

Short-Term Securities — 1.7%

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87% (c)(e)		7,376,795	$7,376,795

SL Liquidity Series, LLC, Money Market Series, 2.13% (c)(d)(e)		2,979,961	2,980,557

Total Money Market Funds — 1.7% (Cost: $10,357,343)			10,357,352

	Par (000)

Time Deposits — 0.0%

United States — 0.0%
Citibank, New York, 1.90%, 10/01/19	USD	166	166,178

Total Time Deposits — 0.0% (Cost: $166,178)			166,178

Total Short-Term Investments — 1.7% (Cost: $10,523,521)			10,523,530

Total Investments — 100.4% (Cost: $578,532,234)			632,823,186

Liabilities in Excess of Other Assets — (0.4)%			(2,339,361)

Net Assets — 100.0%			$630,483,825

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,059,315	317,480	7,376,795	$7,376,795	$138,898		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,297,148	1,682,813	2,979,961	2,980,557	18,010	(b)	556	49

				$10,357,352	$156,908		$556	$49

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P	Standard & Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	58	12/20/19	$8,638	$(72,549)

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Value Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$72,549	$—	$—	$—	$72,549

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$139,386	$—	$—	$—	$139,386

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(80,982)	$—	$—	$—	$(80,982)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$7,657,550

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$622,299,656	$—	$—	$622,299,656
Short-Term Securities	7,376,795	166,178	—	7,542,973

Subtotal	$629,676,451	$166,178	$—	$629,842,629

Investments Valued at NAV(b)				2,980,557

Total Investments.				$632,823,186

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(72,549)	$—	$—	$(72,549)

(a)	See above Schedule of Investments for values in each industry
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2019

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$3,441,838,429	$622,465,834
Investments at value — affiliated(c)	48,022,965	10,357,352
Cash pledged for futures contracts	1,712,000	343,006
Receivables:
Investments sold	34,502,343	6,361,681
Securities lending income — affiliated	12,445	4,368
Dividends — affiliated.	53,511	12,608
Dividends — unaffiliated	2,362,527	633,599
Variation margin on futures contracts	197,085	40,363
Prepaid expenses	13,546	2,505

Total assets	3,528,714,851	640,221,316

LIABILITIES
Cash collateral on securities loaned at value	9,759,675	2,979,222
Payables:
Investments purchased	36,735,782	6,127,774
Directors’ fees	12,907	750
Investment advisory fees	949,501	145,795
Other accrued expenses	166,329	84,205
Other affiliates	20,961	3,873
Withdrawals to investors	11,832,916	395,872

Total liabilities	59,478,071	9,737,491

NET ASSETS	$3,469,236,780	$630,483,825

NET ASSETS CONSIST OF
Investors’ capital	$3,062,612,657	$576,265,422
Net unrealized appreciation (depreciation)	406,624,123	54,218,403

NET ASSETS	$3,469,236,780	$630,483,825

(a) Investments at cost — unaffiliated	$3,034,857,680	$568,174,891
(b) Securities loaned at value	$9,257,708	$2,851,998
(c) Investments at cost — affiliated	$48,022,773	$10,357,343

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended September 30, 2019

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

INVESTMENT INCOME
Dividends — affiliated	$729,151	$138,898
Dividends — unaffiliated	66,394,502	16,182,139
Interest — unaffiliated	32,091	5,874
Securities lending income — affiliated — net	201,481	18,010
Foreign taxes withheld	(37,996)	(2,441)

Total investment income	67,319,229	16,342,480

EXPENSES
Investment advisory	14,253,773	3,043,098
Accounting services	263,792	77,929
Custodian	119,070	50,835
Professional	50,459	47,339
Directors	57,259	14,978
Printing	5,717	5,158
Miscellaneous	34,215	7,877

Total expenses	14,784,285	3,247,214
Less fees waived and/or reimbursed by the Manager	(405,148)	(204,661)

Total expenses after fees waived	14,379,137	3,042,553

Net investment income.	52,940,092	13,299,927

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	1,925,996	139,386
Investments — affiliated	1,305	556
Investments — unaffiliated	69,921,201	11,400,289
Foreign currency transactions	(31)	(5)

	71,848,471	11,540,226

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	192	49
Investments — unaffiliated	(38,287,045)	(11,950,569)
Futures contracts	(430,519)	(80,982)

	(38,717,372)	(12,031,502)

Total realized and unrealized gain (loss)	33,131,099	(491,276)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,071,191	$12,808,651

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio		Master Advantage Large Cap Value Portfolio
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,940,092	$40,946,243	$13,299,927	$12,923,276
Net realized gain	71,848,471	265,541,520	11,540,226	64,757,548
Net change in unrealized appreciation (depreciation)	(38,717,372)	128,614,300	(12,031,502)	(2,289,277)

Net increase in net assets resulting from operations	86,071,191	435,102,063	12,808,651	75,391,547

CAPITAL TRANSACTIONS
Proceeds from contributions	828,461,445	978,503,162	130,015,027	79,285,811
Value of withdrawals	(548,484,470)	(572,959,466)	(163,237,143)	(369,098,894)

Net increase (decrease) in net assets derived from capital share transactions	279,976,975	405,543,696	(33,222,116)	(289,813,083)

NET ASSETS
Total increase (decrease) in net assets	366,048,166	840,645,759	(20,413,465)	(214,421,536)
Beginning of year	3,103,188,614	2,262,542,855	650,897,290	865,318,826

End of year	$3,469,236,780	$3,103,188,614	$630,483,825	$650,897,290

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2019	2018	2017		2016		2015

Total Return
Total return	1.43%	17.40%	24.06	%(a)	10.34	%(a)	(0.89)%

Ratios to Average Net Assets
Total expenses.	0.44%	0.45%	0.49%		0.50%		0.50%

Total expenses after fees waived	0.43%	0.45%	0.49%		0.50%		0.50%

Net investment income	1.59%	1.47%	1.33%		1.25%		1.09%

Supplemental Data
Net assets, end of year (000)	$3,469,237	$3,103,189	$2,262,543		$2,132,705		$2,153,331

Portfolio turnover rate	151%	148%	130%		39%		41%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See notes to financial statements.

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

	Master Advantage Large Cap Value Portfolio
	Year Ended September 30,
	2019	2018	2017	2016	2015

Total Return
Total return(a)	1.83%	11.18%	22.05%	10.68%	(1.63)%

Ratios to Average Net Assets
Total expenses.	0.52%	0.52%	0.53%	0.54%	0.54%

Total expenses after fees waived	0.49%	0.52%	0.53%	0.54%	0.54%

Net investment income	2.14%	1.87%	1.60%	1.51%	1.33%

Supplemental Data
Net assets, end of year (000)	$630,484	$650,897	$865,319	$801,963	$837,065

Portfolio turnover rate	161%	143%	137%	40%	30%

(a)

Includes payment received from a settlement of litigation, which impacted the Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Total return	—	—	21.92%	10.58%	—

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements	Master Large Cap Series LLC

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of BlackRock Large Cap Series Fund, Inc. and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into BlackRock Advantage Large Cap Core Fund. As a result, BlackRock Advantage Large Cap Core Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of BlackRock Advantage Large Cap Core Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by BlackRock Advantage Large Cap Core Fund to the Portfolio in exchange for an investment in the Portfolio.

For financial reporting purposes, assets received and shares issued by BlackRock Advantage Large Cap Core Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Advantage Large Cap Core Portfolio to align ongoing reporting of BlackRock Advantage Large Cap Core Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Portfolios were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)	Master Large Cap Series LLC

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Master Advantage Large Cap Core Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$786,813	$(786,813)	$—
Credit Suisse Securities (USA) LLC	2,362,400	(2,362,400)	—
Goldman Sachs & Co.	3,911,320	(3,911,320)	—
JP Morgan Securities LLC	2,197,175	(2,197,175)	—

	$9,257,708	$(9,257,708)	$—

Master Advantage Large Cap Value Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Barclays Capital, Inc.	$1,014,173	$(1,014,173)	$—
Citigroup Global Markets, Inc.	93,726	(93,726)	—
Credit Suisse Securities (USA) LLC	373,044	(373,044)	—
Deutsche Bank Securities, Inc.	135,584	(135,584)	—
Goldman Sachs & Co.	82,842	(82,842)	—
JP Morgan Securities LLC	620,121	(620,121)	—
Mizuho Securities USA, Inc.	80,654	(80,654)	—
Morgan Stanley & Co. LLC	289,458	(289,458)	—
SG Americas Securities LLC	162,396	(157,950)	4,446

	$2,851,998	$(2,847,552)	$4,446

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Portfolio is disclosed in the Portfolio’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2019. Additional collateral is delivered to the Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Portfolios.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Large Cap Series LLC

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolios. Any additional required collateral is delivered to/pledged by the Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of each Portfolio’s net assets at the following annual rates:

Master Advantage Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion — $2 Billion	0.42
$2 Billion — $3 Billion	0.41
$3 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Master Advantage Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.49%
$1 Billion — $2 Billion	0.46
$2 Billion — $3 Billion	0.44
$3 Billion — $10 Billion	0.43
Greater than $10 Billion	0.42

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

Master Advantage Large Cap Core Portfolio	$24,606
Master Advantage Large Cap Value Portfolio	4,376

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021 for Advantage Large Cap Core and January 31, 2020 for Advantage Large Cap Value. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Portfolio. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)	Master Large Cap Series LLC

The Manager has also voluntarily agreed to waive its investment advisory fees to enable the feeders that invest in the Portfolios to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived and/or reimbursed were:

Master Advantage Large Cap Core Portfolio	$380,542
Master Advantage Large Cap Value Portfolio	200,285

For the year ended September 30, 2019, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Advantage Large Cap Core Portfolio	$41,081
Master Advantage Large Cap Value Portfolio	6,945

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Portfolio retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Portfolio retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Portfolio is shown as securities lending income – affiliated – net in the Statements of Operations. For the year ended September 30, 2019, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Advantage Large Cap Core Portfolio	$72,340
Master Advantage Large Cap Value Portfolio	6,451

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Portfolios did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Large Cap Series LLC

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Purchases	$4,982,192,113	$ 990,273,826
Sales	5,005,336,526	1,011,054,567

8.	INCOME TAX INFORMATION

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Tax cost	$3,101,718,360	$581,733,181

Gross unrealized appreciation	$ 438,386,466	$ 65,441,459
Gross unrealized depreciation	(50,243,432)	(14,351,454)

Net unrealized appreciation	$ 388,143,034	$ 51,090,005

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Portfolio’s prospectus provides details of the risks to which each Portfolio is subject.

The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries.APortfolio may invest in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.APortfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)	Master Large Cap Series LLC

economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: The Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of Master Advantage Large Cap Value Portfolio, effective as of May 31, 2020, from September 30 to May 31.

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Investors of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio of Master Large Cap Series LLC (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”), each a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. Each of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund (each, a “Fund” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolios. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds and the interest holders of the Master Portfolios are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master Portfolio and Fund service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Funds for services; (c) each Master Portfolio’s and/or Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Master LLC’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Master Portfolio and Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolios and the Funds; (g) a summary of aggregate amounts paid by each Master Portfolio and/or Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolios’ and the Funds’ operations.

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio and each Fund as compared with the Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolios and the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of each Master Portfolio. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Fund. BlackRock and its affiliates provide the Master Portfolios and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Funds. In particular, BlackRock and its affiliates provide the Master Portfolios and the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolios and the Funds, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolios and the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Funds’ distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Fund, as applicable. The Board noted that each Fund’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with the management of each Master Portfolio to discuss, the performance of the Master Portfolio and the corresponding Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, BlackRockAdvantage Large Cap Core Fund ranked in the second quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, BlackRockAdvantage Large Cap Value Fund ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Funds: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as each Master Portfolio’s/Fund’s

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	59

Disclosure of Investment Advisory Agreement  (continued)

actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Funds. The Board reviewed BlackRock’s estimated profitability with respect to the relevant Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master Portfolios and the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Master Portfolios and the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolios and the Funds, to the relevant Master Portfolio or Fund, as pertinent. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Advantage Large Cap Core Portfolio’s/BlackRock Advantage Large Cap Core Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Master Advantage Large Cap Value Portfolio’s/BlackRock Advantage Large Cap Value Fund’s contractual management fee rate of ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Portfolios and the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Funds to more fully participate in these economies of scale. The Board considered each Master Portfolio’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolios and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master LLC, on behalf of each Master Portfolio, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	61

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	63

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Corporation/Master LLC.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Corporation/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’/Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’/Portfolios’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	67

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/19-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$8,160	$8,160	$0	$38	$13,850	$15,500	$0	$0
BlackRock Advantage Large Cap Value Fund	$8,160	$8,160	$0	$38	$15,200	$15,200	$0	$0
Master Advantage Large Cap Core Portfolio	$36,210	$36,210	$0	$39	$13,500	$13,500	$0	$0
Master Advantage Large Cap Value Portfolio	$33,150	$33,150	$0	$39	$13,500	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$13,850	$15,538
BlackRock Advantage Large Cap Value Fund	$15,200	$15,238
Master Advantage Large Cap Core Portfolio	$13,500	$13,539
Master Advantage Large Cap Value Fund	$13,500	$13,539

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:    /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:    /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2019

By:    /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2019